                           AGREEMENT OF LEASE                      Exhibit 10.20
                           -----------------------------------------------------


     THIS AGREEMENT OF LEASE ("Lease") made this February 19, 2002, by and between G.F. FLORIDA OPERATING ALPHA, INC., a Florida corporation, ("Landlord"), and EMTEC, Inc. , a Delaware corporation, ("Tenant").

                                   WITNESSETH

          Article 1. Premises. Landlord hereby demises and lets unto Tenant and Tenant hereby leases and takes from Landlord, for the term and upon the terms and conditions set forth herein, that portion of the "Building" constructed on the real property more particularly described on Exhibit "A" attached hereto and made a part hereof(The `Property"), located at 7843 Bayberry Road, Jacksonville, Florida 32256 containing 3,340 square feet (the `Premises"), together with the right in common with the other occupants of the building to use the driveways, sidewalks, and common area being more particularly described on Exhibit "A" attached hereto (The "Common Area"). Tenant's right to use the Common Area shall be limited or restricted as depicted by Exhibit "A".

          Article 2. Term & Expansion. To have and to hold said Premises for a term of 3 years commencing on March 1, 2002 (hereinafter called the "Commencement Date"), and ending at 6:00 p.m. on February 28, 2005 (hereinafter called the "Term"). Should Landlord have property available for expansion and/or relocation, and Landlord & Tenant come to a mutual agreement of terms and conditions of said expansion and/or relocation, then Tenant would have the option without penalty to expand or relocate to said space. Notwithstanding the foregoing, in the event Landlord is unable to accommodate Tenant's expansion after one year of occupancy, with adequate space as determined by Tenant, the lease is cancelable upon ninety days notice to Landlord and payment of a cancellation fee equal to the then current three month's gross rent, at any time during the lease after the first year. This Lease shall not be recorded in any public records without the prior written consent of the Landlord.

          Article 3. Construction by Landlord. Landlord has completed at its own cost and expense the construction of the Premises in accordance with the outline specifications and drawings attached hereto as Exhibits A, B, and B- 1. By its execution hereof, Tenant acknowledges that it has had the opportunity to inspect the premises and agrees to take the space "as is".

          Article 4. Use of Premises. Tenant shall use the Premises for warehouse and appurtenant offices. The Premises may not be used or occupied in whole or in part for any other purpose without the written consent of Landlord. Landlord warrants that the Premises is presently zoned Industrial Business Park 2, (IBP2), pursuant to current City of Jacksonville zoning regulations and complies with Deerwood Center's Covenants and Restrictions. Tenant shall not store any hazardous materials in or about the Premises and Tenant's use of the premises shall be in accordance with all applicable federal, state, and local laws, regulations, and ordinances.

                           AGREEMENT OF LEASE                      Exhibit 10.20
                           -----------------------------------------------------


          Article 5. Acceptance of Premises. Tenant accepts the Premises for Tenant's use in the condition in which the Premises are, without reservation and without representation, express or implied, by Landlord. Nothing herein shall absolve Landlord from responsibility to repair or replace structural portions of the Premises in accordance with the terms or other provisions of this Lease.

          Article 6. Rent.

     A. Base Rent. Tenant shall pay to the Landlord, or to Landlord's designate, in care of G. F. Florida Operating Alpha, Inc., 8186 Baymeadows Way West, Jacksonville, Florida, 32256, or at such other place as Landlord may designate in writing, without notice, demand, deduction, or set-off, annual rental, (hereinafter called "Base Rent"), (in accordance with the attached Exhibit "C"), payable in equal monthly installments in advance on the first day of each calendar month during the Term, together with all sales tax thereon and any additional rents as hereinafter provided. In the event this Lease commences on a date other than the 1st day of the month, the first month's rent shall be prorated to reflect the actual period of tenancy.

     B. Additional Rent.

          1. Building Operating Expenses.

               a. Tenant shall pay as Additional Rent it's pro rata share of any Building Operating Expenses (as hereinafter defined) and shown in Exhibit "C". Landlord shall deliver to Tenant each year, on or before March 31 (or within a reasonable time thereafter), a statement setting forth the amount of Operating Expenses paid or incurred by Landlord, directly or indirectly, during the immediately preceding calendar year. This statement shall delineate Tenant's actual pro rata share of the demonstrated Building Operating Expenses for the preceding calendar year. Within thirty (30) days after delivery of the statement, Tenant shall pay to Landlord as Additional Rent, Tenant's share of such Building Operating Expenses not previously paid.

               b. Commencing with the rental payment immediately following the receipt of the statement of Building Operating Expenses, Tenant shall remit as Additional Rent one-twelfth (1/12) of Tenant's pro rata share of the anticipated Building Operating Expenses for the following year in addition to the scheduled Base Rent.

               c. If the term of this Lease begins after January 1, or ends prior to December 31, Tenant's share of the Building Operating Expenses shown on the statement delivered at the end of such year shall be reduced proportionately. In the event Tenant's share of the Building Operating Expenses is less than the amount previously anticipated and collected by Landlord, Tenant's excess shall be applied to sums owed to Landlord, and if none, then shall be remitted to Tenant. In the event Tenant's share of the Building Operating Expenses is more than the amount previously anticipated and collected by Landlord, Tenant's shortage shall be billed to Tenant and remitted within thirty (30) days.

                           AGREEMENT OF LEASE                      Exhibit 10.20
                           -----------------------------------------------------


               d. The term "Building Operating Expenses" shall be deemed to include, but not be limited to: costs incurred in the normal operation, prevention and corrective maintenance and repair of the Property and any parking lot, elevator, landscaping, exteriors of the buildings, and other common areas used in conjunction therewith, whether paid to employees of Landlord or to independent suppliers or contractors engaged by Landlord; wages and salaries, taxes imposed in respect to wages and salaries, (including social security, unemployment, medicare and disability insurance), fringe benefits, and workers compensation insurance with respect to such wages and salaries; insurance premiums carried by or on behalf of Landlord in connection with the Property and paid by Landlord; assessments paid by Landlord to Deerwood Center Owner's Association for common area maintenance and guard service; base charges for water and sewage services, irrigation and fire protection stand-by fees for the Property; charges for electricity paid by Landlord in connection with the Property; and management fees.

               e. The Building Operating Expenses shall not include the cost of any repairs or replacements that by sound accounting practices should be capitalized. In this connection the decision of Landlord's accountants shall be final.

          2. Tenant Expenses.

               a. Tenant shall pay to Landlord, as Additional Rent, all increases in fire insurance premiums on the Leased Premises due to an increase in the rate of fire insurance in excess of the rate on the Leased Premises at the time of making this Lease, if such increase is caused by any action or omission of Tenant, or the nature of Tenant's business.

     C. Late Charges. In the event Tenant fails to pay when due any amount owed under the provisions of this Article or any amount owed under the provisions of this Article or any other Article of this Lease, Tenant shall pay to Landlord, in addition to the amount due, a late charge according to the following schedule.

          1. For any amount Tenant fails to pay within ten (10) days of the date upon which such amount is due, three percent (3%) of such amount.

          2. For any amount Tenant fails to pay within twenty (20) days of the date upon which such amount is due, ten percent (10%) of such amount.

          3. If Tenant fails to pay any such amount within thirty (30) days of the due date, Tenant shall pay in addition to the late charge, interest thereon from the date upon which such amount was due until the date upon which such amount is paid, at the highest rate permitted by law.

          Article 7. Security Deposit. Not applicable.

                           AGREEMENT OF LEASE                      Exhibit 10.20
                           -----------------------------------------------------


          Article 8. Indemnity and Insurance. (a) To the fullest extent permitted by law, Tenant shall indemnify, hold harmless and defend Landlord and its agents and employees from and against all claims, damages, losses and expenses, including but not limited to attorneys' fees, arising out of or resulting from the conduct of Tenant's business, or Tenant's use of the Premises, or from any accident in or on the Premises, and will further indemnify and save the Landlord harmless against and from any and all claims arising from any breach on the part of Tenant in the performance of any covenant or agreement to be performed by Tenant pursuant to the terms of this Lease, provided that any such claim, damage, loss or expense is caused in whole or in part by any act or omission of Tenant, any subcontractor of Tenant, anyone directly or indirectly employed by any of them, or anyone for whose acts any of them may be liable.

          (b) In any and all claims against the Landlord or any of its agents or employees, by any employee of Tenant, any subcontractor of Tenant, anyone directly or indirectly employed by any of them or anyone for whose acts any of them may be liable, the indemnification obligation under this Article 8 shall not be limited in any way by any limitation on the amount or type of damages, compensation, or benefits payable by or for Tenant or any subcontractor of Tenant under workers' compensation acts, disability benefits acts, or other employee benefits acts.

          (c) Tenant shall purchase and maintain such insurance as will protect it from claims set forth below which may arise out of or result from its operations under this Lease, whether such operations be by itself, by any subcontractor or by anyone directly or indirectly employed by any of them, or by anyone for whose acts any of them may be liable:

     (1) claims under workers' compensation provided under Florida statutes;

     (2) claims for damages because of bodily injury, sickness or disease, or death of any person other than employees;

     (3) claims for damages insured by usual personal injury liability coverage which are sustained (a) by any person as a result of any offense directly or indirectly related to the employment of such person by the Tenant, or (b) by any other person;

     (4) claims for damages because of injury to or destruction of tangible property, including loss of use thereof,

     (5) claims for damages because of bodily injury or property damage arising out of the ownership, maintenance, use, loading or unloading of any motor vehicle.

          (d) The minimum limit of liability for the policies required under preceding Section "c" above shall be:


     (1) Workers' Compensation and Employer Liability
             Coverage A - Statutory
             Coverage B - Bodily Injury by Accident -  $100,000 -  Each Accident
                          Bodily Injury by Disease -  $100,000 -  Each Employee
                          Bodily Injury by Disease -  $500,000 -  Policy Limit

                           AGREEMENT OF LEASE                      Exhibit 10.20
                           -----------------------------------------------------


     (2) Comprehensive General Liability
             Per Occurrence -  $500,000
             General Aggregate -  $1,000,000
             Products Aggregate - $1,000,000

     Coverage to include a "Broad Form Comprehensive General Liability" Endorsement (or equivalent).

     (3) Automobile Liability
             Bodily Injury        - $500,000 per person
                                  - $500,000 per accident
             Property Damage      - $100,000 per accident
                   OR $500,000 combined single limits

          (e) The insurance required by Section "c 2-5" shall include Landlord as an Additional Insured with respect to operations performed under this Lease.

          (f) Certificates of insurance acceptable to Landlord shall be filed with Landlord prior to the commencement of operations under this Lease. These certificates shall contain a provision that coverages afforded under the policies will not be canceled, nor will coverage be reduced, without 30 day written notice to Landlord.

          (g) The insurance companies providing coverage required under Article "8" shall be acceptable to the Landlord, shall be licensed to do business in the State of Florida, and shall have a "Best's Rating" of "A" or "A+". Any exceptions must have prior written approval from Landlord.

          Article 9. Casualty Damage. (a) If the building or other improvements on the Leased Premises should be damaged or destroyed by fire, flood, or other casualty; Tenant shall immediately give written notice thereof to Landlord.

          (b) If the building on the Leased Premises should be totally destroyed by fire, flood, or other casualty, or if it should be so damaged that rebuilding or repairs cannot reasonably be completed within one hundred eighty (180) working days from the date of written notification by Tenant to Landlord of the occurrence of the damage, this Lease shall terminate and rent shall be abated for the unexpired portion of this Lease, effective as of the date of said occurrence.

          (c) If the building on the Leased Premises should be damaged by fire, flood, or other casualty, but not to such an extent that rebuilding or repairs cannot reasonably be completed within one hundred eighty (180) days from the date of written notification by Tenant to Landlord of the occurrence of the damage, this lease shall not terminate, but Landlord shall, if the casualty has occurred prior to the final six (6) months of the Lease term, at its sole cost and risk proceed to rebuild or repair such building improvements to substantially the same condition in which it existed prior to such damage. If the casualty occurs during the final six (6) months of the Lease term, Landlord shall not be required to rebuild or

                           AGREEMENT OF LEASE                      Exhibit 10.20
                           -----------------------------------------------------


repair such damage. If the building is to be rebuilt or repaired and is untenantable in whole or in part following such damage, the rent payable during the period in which it is untenantable shall be adjusted equitably. In the event that Landlord should fail to complete such rebuilding or repairs within one hundred eighty (180) working days from the date of written notification by Tenant to Landlord of the occurrence of the damage, Tenant may at its option terminate this Lease by written notification at such time to Landlord, whereon all rights and obligations hereunder shall cease.

          (d) The Landlord also reserves the right to enter upon the Premises whenever necessary to repair damage caused by fire or other casualty to the property of which the Premises are a part, even though the effect of such entry is to render the premises or a part hereof untenantable. In either event, the rent shall be apportioned and suspended during the time the Landlord is in possession, taking into account the proportion of the Premises rendered untenantable and the duration of the Landlord's possession. Tenant shall, however, have the right to proceed to recover the excess payment, if any. Landlord shall make such election to repair the Property and/or Premises or terminate this Lease by giving notice thereof to Tenant within forty-five (45) days from the day Landlord receives notice that the Premises have been destroyed or damaged by fire or other casualty. Landlord shall not be liable for any damage, compensation or claim by reason of inconvenience or annoyance arising from the necessity of repairing any portion of the Property, damages to Tenant's Property, the interruption in the use of the Premises or Tenant's business, or the termination of this Lease by reason of the destruction of the Premises, the work shall be commenced promptly and be completed with due diligence taking into account the time required for Landlord to effect a settlement with and procure insurance proceeds from the insurer, except for delays due to governmental regulations, scarcity of or inability to obtain labor or materials, or causes beyond Landlord's reasonable control.

          Article 10. Care, Improvement and Restoration of the Premises.

     A. Maintenance and Repair.

          1. Tenant shall, throughout the term of this Lease and its sole cost and expense, take good care of the non-structural interior and exterior of the Premises and the other improvements now or hereafter located upon the Premises, including, but not limited to, air conditioners, filters and compressors, thereto; plumbing, air-conditioning and heating and all other systems serving the Premises, only for their respective normal, customary and intended uses. Tenant shall keep the Premises and improvements in good order and condition and promptly at Tenant's own cost and expense make all repairs necessary to maintain such good order and condition, whether such repairs be ordinary or extraordinary, foreseen or unforeseen. When used in this section, the term "repairs" shall include replacements and renewals when necessary to maintain such building and other improvements in good order and condition. All such repairs made by Tenant shall be at least equal in quality and usefulness to the building and other improvements as the original items or improvements so repaired.

          2. Tenant shall provide at its expense, outside refuse containers and shall maintain such containers and the area around them in a clean and sanitary condition.

                           AGREEMENT OF LEASE                      Exhibit 10.20
                           -----------------------------------------------------


          3. Tenant shall be responsible for keeping all Common Areas adjacent to the premises in a clean, orderly condition.

          4. Tenant shall maintain and repair at its own cost and expense, all heating and air conditioning systems and equipment within the Leased Premises. In addition, Tenant shall, at its own cost and expense, enter into a regularly preventive maintenance contract with a licensed HVAC contractor. The contract and contractor must be approved by Landlord and must become effective (and a copy delivered to Landlord) within (30) days of the date Tenant takes possession of the Leased Premises. Tenant will give copies of inspections and work orders to Landlord within 10 days after the service has been performed. If Tenant fails to enter into such service contract as required, Landlord shall have the right to do so on Tenant's behalf and Tenant agrees to pay Landlord the cost and expense of same upon demand.

          5. Landlord, at Landlord's sole expense, shall keep and maintain all structural portions of the Premises, except for repairs made necessary because of Tenant's and/or the Tenant's Invitee's negligent acts or omissions or abuse of the Premises, which repairs shall be carried out by Landlord at Tenant's expense.

     B. Alterations. Tenant shall not, without on each occasion first obtaining Landlord's prior written consent, make or permit to be made any alterations, improvements or additions to the Premises. Except as otherwise provided herein, all alterations, improvements, additions, repairs and all other property attached to or used in connection with the building or any part thereof made or installed on the Premises by or on behalf of Tenant shall immediately upon completion or installation thereof be and become part of the Premises and the property of Landlord upon the expiration or earlier termination of this Lease, Landlord may require, at its sole election, that Tenant remove all such improvements installed by Tenant, at Tenant's sole cost and expense.

          Article 11. Signs. Tenant agrees it will not erect or maintain any exterior signs upon the Premises, without first obtaining Landlord's written approval as to size, projection, location, type of illumination, composition, etc. Landlord may withhold its consent in its sole discretion, including without limitation on purely aesthetic grounds. Tenant agrees to maintain any sign or signs approved by Landlord in good condition and repair at all times. Tenant shall remove all signs at the termination of this Lease, repairing any damage caused by the installation and/or removal thereof. No sign, door plaques, advertisement, or notice shall be displayed, painted or affixed by Tenant on any part of the Building, parking facilities, or Leased Premises without prior written consent from Landlord.

          Article 12. Mechanic's Liens . (a) No liens. Tenant shall not create or permit to be created, and will discharge and have removed from the Premises, the Property, or any portion thereof, any lien, encumbrance or charge arising out of any work of any contractor, mechanic, laborer, or materialman (levied on account of imposition of any mechanic's, laborer's or materialman's lien) which might be or become a lien, encumbrance or charge upon the premises, the property, or any part thereof or on the income therefrom having priority or preference over or ranking on a parity with the estate, rights and interest of

                           AGREEMENT OF LEASE                      Exhibit 10.20
                           -----------------------------------------------------


Landlord in the Premises or any part thereof or the income therefrom, and Tenant will not suffer any other matter or thing whereby the estate, rights, and interest of Landlord in the Premises, the Property or any part thereof might be impaired. In no event shall the interest of Landlord in the property be subject to liens for improvements made by the Tenant and the Tenant shall notify any contractor making any such improvement of this provision prior to commencement of such improvement.

          (b) Discharge of liens. If any mechanic's, laborer's, or materialman's lien shall at any time be filed against the Premises, the Property, or any part thereof, Tenant, within thirty (30) days after notice of the filing thereof, will cause it to be discharged of record by payment deposit, bond, order of a court or competent jurisdiction or otherwise. If Tenant shall fail to cause such lien to be discharged within the 30-day period, then in addition to any other right or remedy, Landlord may, but shall be obligated to , discharge it either by paying the amount claimed to be due or by procuring the discharge of such lien by deposit or bonding proceedings. In any event, Landlord shall be entitled, if Landlord so elects, to compel the prosecution of any action for the foreclosure of such lien by the lienor and to pay the amount of the judgement in favor of the lienor with interest, costs, and allowances. Any amount so paid by Landlord and all costs and expenses including reasonable attorney fees incurred by Landlord in connection therewith, together with interest at the highest rate permitted by law from the respective dates of Landlord's making of the payment and incurring of the cost and expense, shall constitute Additional Rent payable by Tenant under this Lease and shall be paid by Tenant to Landlord on demand.

          (c) No consent of Landlord Intended. Nothing contained in this Lease shall be deemed or construed as constituting the consent or request of Landlord, express or implied to any contractor, subcontractor, laborer or materialman for the performance of labor or the furnishing of materials of any specific improvement, alteration to, or repair of the Premises, the Property or any part thereof, nor as giving Tenant any right, power, or authority to contract for or permit the rendering of services or the furnishing of materials that would give rise to the filing of any lien against the Premises, the Property, or any part thereof.

     Article 13. Quiet Enjoyment. Tenant, upon paying the Base Rent, Additional Rent and other charges herein provided for and observing and keeping all covenants, agreements and conditions of this Lease, shall quietly have and enjoy the Premises during the term of this Lease without hindrance or molestation by anyone claiming by or through Landlord, subject, however to the exceptions, reservations and conditions of this Lease, and easements for utilities now or hereafter created by Landlord.

     Article 14. Landlord's Right of Entry . Tenant agrees to permit Landlord, the authorized representatives of Landlord, the holder of any mortgage, or any prospective mortgagee to enter the Premises during usual business hours for the purpose of inspecting, exhibiting the Premises to any prospective purchaser, tenant and/or mortgagee thereof, and making any necessary repairs thereto and performing any work therein that may be necessary by reason of Tenant's failure to make such repairs or perform work required of Tenant under this Lease. During the progress of any work in the Premises, Landlord may keep and store in

                           AGREEMENT OF LEASE                      Exhibit 10.20
                           -----------------------------------------------------


the Premises all necessary materials, tools, and equipment. Landlord shall not in any event be liable for the inconvenience or other damage to Tenant by reason of making such repairs or the performance of such work in the Premises and the obligations of Tenant under this Lease shall not be affected in any manner whatsoever. Landlord or Landlord's agent may enter the Premises at reasonable hours to show the Premises to mortgagees, prospective purchasers or tenants, or to inspect the Premises, or to make repairs required of Landlord under the terms hereof, or repairs to adjoining space within the Building. During the last sixty
(60) days of this Lease, Landlord may display a "For Rent" sign on the Premises.

     Notwithstanding the above, Landlord or its agents, contractors or sub-contractors shall have the right to enter the Premises, at any time, if deemed an emergency.

     Article 15. Curing Tenant's Defaults. If Tenant shall be in default in the performance of any of its obligations hereunder, Landlord may (but shall not be obligated to do so), in addition to any other rights it may have in law or equity, cure such default on behalf of Tenant, and Tenant shall reimburse Landlord for any sums paid or costs incurred by Landlord in curing such default, including reasonable attorney fees and interest at the highest rate permitted by law on all sums advanced by Landlord as aforesaid, which sums and costs together with interest thereon shall be deemed Additional Rent payable hereunder within ten (10) days of Landlord's furnishing Tenant with a written statement itemizing such Additional Rent.

     Article 16. Governmental Regulations. Tenant shall at all times during the term of this Lease, at Tenant's sole cost and expense, promptly comply with all laws, ordinances, notices, orders, rules, regulations, and requirements of all federal, state, and municipal governments, and appropriate departments, commissions, boards, and officers thereof, and notices, orders, rules, and regulations of the National Board of Fire Underwriters or any other body now or hereafter constituted, exercising similar functions relating to the Premises, or to the use or the manner of use of the Premises or to the sidewalks, curbs, or common access ways adjoining the Premises. Tenant at all times shall keep in force all licenses and permits necessary for the lawful use of the Premises and Tenant shall pay all personal property taxes, income taxes, license fees, and other taxes which are or may hereafter be assessed, levied or imposed upon Tenant in connection with Tenant's operation of its business within the Premises.

     Article 17. Condemnation.

          (a) Condemnation of Entire Premises. If all of the Premises is taken or condemned for a public or quasi-public use (a sale in lieu of condemnation to be deemed a taking or condemnation for purposes of this Lease), this Lease shall terminate as of the date title to the condemned real estate vests in the condemnor and the rent herein reserved shall be apportioned and paid in full by Tenant to Landlord to that date and all rent prepaid for periods beyond that date shall forthwith be repaid by Landlord to Tenant and neither party shall thereafter have any liability hereunder.

                           AGREEMENT OF LEASE                      Exhibit 10.20
                           -----------------------------------------------------


          (b) Partial Condemnation. If only a part of the Property of which the Premises occupies all or a part, is taken or condemned for a public or quasi-public use, Landlord shall have the option of doing such work as may be reasonably necessary to restore the Property and other improvements upon the Premises to tenantable condition for Tenant's uses, or of terminating this Lease. The Landlord reserves the right to enter upon the Premises to carry out such work affecting the Premises or Property of which the Premises are a part, even though the effect of such entry is to render the Premises or a part thereof untenantable. Landlord shall not be liable for any damage compensation or claim by reason of inconvenience or annoyance arising from the necessity of restoring any portion of the Property, damages to Tenant's property, the interruption in the use of the Premises or Tenant's business, or the termination of this Lease by reason of the taking or condemnation of the Premises. In the event that Landlord elects to restore the building and Premises, a minimum of sixty (60) days notice shall be given to the Tenant and the work shall be commenced immediately after the date when Tenant is required to vacate the Premises, or the portion to be restored, and shall be completed with due diligence, except for delays due to governmental regulation, inability to obtain labor or materials, or causes beyond Landlord's reasonable control.

          The prior paragraph notwithstanding, if the floor area of the Premises is reduced by more than one-fifth or if more than one-fifth of the parking area allocated to the Premises as depicted on Exhibit A attached hereto is so taken and such parking area cannot be replaced, Tenant may by notice to the Landlord, within thirty (30) days after receiving notice of the condemnation from Landlord, terminate this Lease as of the date when Tenant is required to vacate the Premises or portion thereof as the result of the condemnation.

          If this Lease is not terminated after any such taking or condemnation, the Base Rent (and correspondingly the monthly installments thereof) and the Additional Rent shall be equitably adjusted for the balance of the term taking into account the character and amount of such adjustments, either party may submit the issue for arbitration pursuant to the rules then in effect of the American Arbitration Association and the determination or award rendered by the arbitrator shall be final, conclusive and binding upon the parties and not subject to appeal, and judgment thereon may be entered in any court of competent jurisdiction.

          (c) Award. Tenant shall have the right to make a separate claim against the condemnor for removal expense, business dislocation damages and moving expenses which may be payable to tenants under the laws of Florida. Except as aforesaid, Tenant hereby waives all claims against Landlord and all claims against the condemnor, and Tenant hereby assigns to Landlord all claims against the condemnor including, without limitation, all claims for leasehold damages and diminution in the value of Tenant's leasehold interest.

     Article 18. Subordination and Attornment. This Lease shall be subject and subordinate at all times to the lien of any first mortgage or other encumbrance now or hereafter placed upon the Premises without the necessity of any further instrument or act on the part of Tenant to effectuate such subordination. Tenant agrees to execute and deliver upon demand such further instrument or instruments evidencing such subordination and/or attornment to any of the foregoing interest holders as shall be reasonably desired by any such interest holder or proposed interest holder.

                           AGREEMENT OF LEASE                      Exhibit 10.20
                           -----------------------------------------------------


     Article 19. Assignment and Subletting. Tenant shall not assign, mortgage, pledge or encumber this Lease, or sublet the whole or any part of the Premises, without on each occasion first obtaining the prior written consent of Landlord which consent may be withheld for any or no reason. If any time during the term of this Lease any part of all of its outstanding voting stock, if Tenant is a corporation, or any interest in the partnership, if Tenant is a partnership, shall be transferred by sale, assignment, bequest, inheritance, operation of law, or other disposition so as to result in a change in the present effective voting control of Tenant by the person or persons owning a majority of said outstanding voting stock or a majority interest in the partnership, as the case may be, on the date of this Lease, then such event shall constitute an assignment for the purposes of this Lease. In the event of any assignment of this Lease, Tenant shall, nevertheless, remain liable for the performance of all the terms, conditions, and covenants of this Lease and any assignee shall be required to execute and deliver to Landlord and assumption of liability agreement in form satisfactory to Landlord, including an assumption by the assignee of all of the obligations of Tenant and the assignee's ratification of and agreement to be bound by all the provisions of this Lease. Landlord shall be entitled to, and Tenant shall promptly remit to Landlord, any profit that may inure to the benefit of Tenant as a result of any permitted subletting of the Premises or assignment of this Lease. All rental payments made by or on behalf of assignee shall be remitted directly to Landlord.

     Article 20. Abandonment and Vacating. (a) Tenant agrees not to abandon or vacate the Premises during the term. "Abandon" means the vacating of all or a substantial portion of the premises by Tenant whether or not Tenant is in default of the rent payment due under this Lease.

          (b) Tenant agrees to remove from the Premises all equipment, merchandise, and personal property owned, used, or possessed by Tenant or any other person or entity (hereinafter collectively called the `Personal Property"), and make repairs to the premises, as necessary, resulting from the removal of such `Personal Property", upon vacating the Premises. If any Personal Property remains on the Premises after Tenant vacates the Premises, Landlord may provide Tenant with written notice stating that such Personal Property remains on the Premises (but Landlord shall be under no obligation to itemize such Personal Property). If Tenant has not removed such Personal Property within three (3) days after such notice, such Personal Property shall be conclusively deemed abandoned, notwithstanding that title to or a Security Interest in such Personal Property, may be held by an individual or entity other than Tenant, and Landlord may dispose of such Personal Property in any manner it deems proper, in its sole discretion. Tenant hereby waives and releases any claim against Landlord arising out of the removal and disposition of such Personal Property and waives and releases any claim to the Personal Property. Tenant shall indemnify, defend, and hold Landlord harmless for any costs, expenses, or fees incurred by Landlord in connection with the removal and disposition of such Personal Property.

     Article 21. Tenant's Defaults.

          A. Events of Default. If (1) Tenant vacates or abandons the Premises prior to the Expiration Date, or (2) Tenant fails to fulfill any of the terms or conditions of this Lease or any other Lease heretofore made by Tenant for space in the Building or (3) the appointment of a trustee or a receiver to take possession of all or substantially all of Tenant's assets occurs, or

                           AGREEMENT OF LEASE                      Exhibit 10.20
                           -----------------------------------------------------


if the attachment, execution or other judicial seizure of all or substantially all of Tenant's assets located at the Premises, or of Tenant's interest in this Lease, occurs, or (4) Tenant or any of its successors or assigns should file any voluntary petition in bankruptcy, reorganization or arrangement, or an assignment for the benefit of creditors or for similar relief under any present or future statute, law or regulation relating to relief of debtors, or (5) Tenant or any of its successors or assigns should be adjudicated bankrupt or have an involuntary petition in bankruptcy filed against it, or (6) Tenant shall permit, allow or suffer to exist any lien, judgment, writ, assessment, charge, attachment, or execution upon Landlord's or Tenant's interest in this Lease or to the Premises, and/or the fixtures, improvements and furnishings located thereon; then, Tenant shall be in default hereunder.

          B. Landlord's Remedies for Tenant's Default.

          1 . Landlord's Options. If Tenant is in default of this Lease, Landlord may, at its option, in addition to such other remedies as may be available under Florida Law:

               (a) terminate this Lease and Tenant's right of possession; or

               (b) terminate Tenant's right to possession but not the Lease and/or proceed in accordance with any and all provisions of paragraph 2 below.

          2. Landlord's Remedies.

               (a) Landlord may without further notice reenter the Premises either by force or otherwise and dispossess Tenant by summary proceeding or otherwise, as well as the legal representative(s) of Tenant and/or other occupant(s) of the Premises, and remove their effects and hold the Premises as if this Lease had not been made, and Tenant hereby waives the service of notice of intention to re-enter or to institute legal proceedings to that end; and/or at Landlord's option,

               (b) All Rent and all Additional Rent for the balance of the Term will, at the election of Landlord, be accelerated and the present worth of same for the balance of the Lease Term, net of amounts actually collected by Landlord, shall become immediately due thereupon and be paid, together with all expenses of every nature which Landlord may incur such as (by way of illustration and not limitation) those for attorneys' fees, brokerage, advertising, and refurbishing the Premises in good order or preparing them for re-rental; and/or at Landlord's option,

               (c) Landlord may re-let the Premises or any part thereof, either in the name of Landlord or otherwise, for a term or terms which may at Landlord's option be less than or exceed the period which would otherwise have constituted the balance of the Lease Term, and may grant concessions or free rent or charge a higher rental than that reserved in this Lease; and/or at Landlord's option,

               (d) Tenant or its legal representative(s) will also pay to Landlord as liquidated damages any deficiency between the Rent and all Additional Rent hereby reserved and/or agreed to be paid and the net amount, if any, of the rents collected on account of the Lease or Leases of the Premises for each month of the period which would otherwise have constituted the balance of the Lease Term.

                           AGREEMENT OF LEASE                      Exhibit 10.20
                           -----------------------------------------------------


          3. Landlord's Remedies in Bankruptcy.

               (a) Anything contained herein to the contrary notwithstanding, if termination of this Lease shall be stayed by order of any court having jurisdiction over any proceeding described in subparagraph 1, of this Paragraph, or by federal or state statute, then, following the expiration of any such stay, or if Tenant or Tenant as debtor-in possession or the trustee appointed in any such proceeding (being collectively referred to as "Tenant" only for the purposes of this Paragraph) shall fail to assume Tenant's obligation under this Lease within the period prescribed therefor by law or within fifteen (15) days after entry of the order for relief or as may be allowed by the Court, or if Tenant shall fail to provide adequate protection of Landlord's right, title and interest in and to the Premises or adequate assurance of the complete and continuous future performance of Tenant's obligations under this Lease, Landlord, to the extent permitted by law or by leave of the court having jurisdiction over such proceeding, shall have the right, at its election, to terminate this Lease on fifteen (15) days notice to Tenant and upon the expiration of said fifteen (1 5) day period this Lease shall cease and expire as aforesaid and Tenant shall immediately quit and surrender the Premises as aforesaid. Upon the termination of this Lease as provided above, Landlord, without notice, may re-enter and repossess the Premises using such force for that purpose as may be necessary without being liable to indictment, prosecution, or damages therefor and may dispossess Tenant by summary proceedings or otherwise.

               (b) For the purposes of the preceding paragraph (1), adequate protection of Landlord's right, title and interest in and to the Premises, and adequate assurance of the complete and continuous future performance of Tenant's obligations under this Lease, shall include, without limitation, the following requirements:

                    (i) that Tenant comply with all of its obligations under this Lease;

                    (ii) that Tenant continue to use the Premises in the manner originally required by this Lease;

                    (iii) that Tenant pay to Landlord within fifteen (15) days after entry of such order or the effective date of such stay, as partial adequate protection against future diminution in value of the Premises and adequate assurance of the complete and continuous future performance of Tenant's obligations under this Lease, an additional security deposit in an amount acceptable to Landlord;

                    (iv) that Tenant has and will continue to have unencumbered assets after the payment of all secured obligations and administrative expenses to assure Landlord that sufficient funds will be available to fulfill the obligations of Tenant under this Lease;

                    (v) that if Tenant assumes this Lease and proposes to assign the same (pursuant to Title 11 U.S.C. S 365, or as the same may be amended) to any person who shall have made a bona fide offer to accept an assignment of this Lease on terms acceptable to such court having competent jurisdiction over Tenant's estate, then notice of such proposed assignment, setting forth (x) the name and address of such person, (y) all of the terms and conditions of such offer, and (z) the adequate assurance to be provided Landlord to assure such person's future performance under this Lease, including, without limitation, the assurance referred to in Title 11 U.S.C. S 365 (b) (3), as it may be amended, shall be given

                           AGREEMENT OF LEASE                      Exhibit 10.20
                           -----------------------------------------------------


to Landlord by Tenant no later than fifteen (15) days after receipt by Tenant of such offer, but in any event no later than thirty (30) days prior to the date that Tenant shall make application to such court for authority and approval to enter into such assignment and assumption, and Landlord shall thereupon have the prior right and option, to be exercised by notice to Tenant given at any time prior to the effective date of such proposed assignment, to accept, or to cause Landlord's designee to accept, an assignment of this Lease upon the same terms and conditions and for the same consideration, if any, as the bona fide offer made by such person less any brokerage commissions which may be payable out of the consideration to be paid by such person for the assignment of this Lease; and

                    (vi) that if Tenant assumes this Lease and proposes to assign the same, and Landlord does not exercise its option pursuant to Paragraph
(vii) of this Paragraph, Tenant hereby agrees that:

                         (A) such assignee shall have a net worth not less than
the net worth of Tenant as of the Commencement Date, or such Tenant's obligations under this Lease shall be unconditionally guaranteed by a person having a net worth equal to Tenant's net worth as of the Commencement Date;

                         (B) such assignee shall not use the Premises except
subject to all the restrictions contained in this Lease;

                         (C) such assignee shall assume in writing all of the
terms, covenants and conditions of this Lease including, without limitation, all of such terms, covenants and conditions respecting the Permitted Use and payment of Rent;

                         (D) such assignee shall pay to Landlord an amount equal
to the unamortized portion of any construction allowance made to Tenant; and

     Article 22. Grace Period and Notice of Default. It is understood and agreed that neither party hereto will exercise any right or remedy provided for in this Lease or allowed by law because of default of the other except for the imposition of late charges and interest, unless such party shall have first given written notice thereof to the other, and the other within a period often
(10) days thereafter, shall have failed to pay the sum or sums due if the default consists of the failure to pay money, or if the default consists of something other than the failure to pay money, shall have failed within ten (10) days thereafter to begin the correction of the default or fails to actively and diligently in good faith proceed with and continue the correction of the default until it shall be fully corrected. However, no such notice from Landlord shall be required if Tenant shall have temporarily or permanently ceased operating and using the Premises to the extent and in the manner herein required, or if Tenant shall have filed a petition in bankruptcy or for reorganization or a bill in equity or otherwise initiated proceedings for the appointment of a receiver of Tenant's assets, or if a receiver or trustee is appointed for Tenant and such appointment and such receivership or trusteeship is not terminated within sixty
(60) days, or Tenant makes an assignment for the benefit of creditors, or if Tenant is levied upon and is about to be sold upon the Premises by any sheriff, marshall, or constable. Notwithstanding the foregoing, Landlord shall not be required to give any notice called for by this section more than two (2) times in any twelve-(12) month period. Tenant shall also send a copy of any notice of default directed to Landlord to any mortgagee or

                           AGREEMENT OF LEASE                      Exhibit 10.20
                           -----------------------------------------------------


mortgagees designated by Landlord, and Tenant hereby agrees that any mortgagee so designated shall be entitled to the same opportunity to cure any default, as is Landlord.

     Article 23. Notice. All notices required or permitted hereunder from either of the parties to the other shall be in writing and sent by Certified Mail, return receipt requested. Notices to Tenant shall be addressed to the Premises. Notices to Landlord shall be addressed to 8186 Baymeadows Way West, Jacksonville, FL 32256 with a carbon copy to any mortgagee designated by Landlord. Either party may at any time set forth in writing to the other a different address to which notices to it shall be sent.

     Article 24. Short Form of Lease. It is understood and agreed that the parties hereto will execute and acknowledge a Short Form of Lease for recording purposes, if such is requested by Landlord.

     Article 25. Parking. Tenant shall not utilize or require more than 8 parking spaces. Initially, 3 parking spaces shall be unassigned and utilized in the front of the premises and 5 parking spaces shall be unassigned and utilized in the rear of the premises. Should it become necessary, and at the sole option of the Landlord, Landlord shall assign and/or reassign parking spaces.

     Article 26. Rules and Regulations. Tenant and Tenant's agents, employees, and invitees shall fully comply with all requirements of the Rules and Regulations (as changed from time to time as hereinafter provided) which are attached hereto as Exhibit "D" and made a part hereof. Landlord shall at all times have the right to change such Rules and Regulations or to promulgate other Rules and Regulations in such reasonable manner as Landlord, in its sole discretion, may deem advisable; provided, however, that such changes shall not become effective and a part of this Lease until a copy thereof shall have been delivered to Tenant. Tenant shall further be responsible for compliance with such Rules and Regulations by the employees, servants, agents, visitors, and invitees of Tenants.

     Article 27. Definition of "Landlord". The word "Landlord" is used herein to include the Landlord named above and any subsequent owner of the Premises, as well as their respective heir, personal representative, successors and assigns, each of whom shall have the same rights, remedies, powers, authorities, and privileges as he would have had he originally signed this Lease as Landlord. Any owner of the Premises, whether or not named herein, shall have no liability hereunder after he ceases to hold title to the said real estate, except for the obligations that may have theretofore accrued. Neither Landlord nor any principal of Landlord, whether disclosed or undisclosed shall have any personal liability with respect to this Lease or the Premises, and if Landlord is in breach or default with respect to its obligations or otherwise under this Lease, Tenant shall look solely to the Premises and rents, profits, and issues to be received therefrom.

     Article 28. Definition of "Tenant". The word "Tenant" is used herein to include the Tenant named above as well as its permitted successors and assigns, each of which shall be under the same obligations, liabilities, and disabilities and have only such rights, privileges, and

                           AGREEMENT OF LEASE                      Exhibit 10.20
                           -----------------------------------------------------


powers shall inure to the benefit of any assignee of Tenant, immediate or remote, unless the assignment to such assignee is permitted or has been approved in writing by Landlord.

     Article 29. Captions. The captions in this Lease are for convenience only and are not a part of this Lease and do not define, limit, describe, or amplify the terms and provisions of this Lease or the scope or intent thereof.

     Article 30. Entire Agreement. This Lease and the exhibits attached set forth all the promises, agreements, conditions, and understandings between Landlord and Tenant with respect to the premises. There are no promises, agreements, conditions, or understandings between Landlord and Tenant other than herein set forth. This Lease shall not be modified except by an instrument in writing executed by both parties.

     Article 31. Jury Trial; Attorney's Fees. To the extent permitted by law, Tenant hereby waives: (a) jury trial in any action or proceeding regarding a monetary default by Tenant and/or Landlord's right to possession of the Premises, and (b) in any action or proceeding by Landlord for eviction where Landlord has also filed a separate action for damages, Tenant waives the right to interpose any counterclaim in such eviction action. Moreover, Tenant agrees that it shall not interpose or maintain any counterclaim in such damages action unless it pays and continues to pay all Rent, as and when due, into the registry of the court in which the damages action is filed. In the event of any dispute hereunder, or any default in the performance of any term or condition of this Lease, the prevailing party in litigation shall be entitled to recover all costs and expenses associated therewith, including reasonable attorney's fees.

     Article 32. N/A

     Article 33. Early Termination. No termination of this Lease or the prosecution of a civil action by Landlord to obtain a writ of possession to dispossess Tenant prior to the normal ending thereof by the lapse of time or otherwise shall affect Landlord's right to collect rent and other charges due, by acceleration, or otherwise as provided hereunder.

     Article 34. Gender. The parties "Landlord," "Tenant," and "Agent" and pronouns relating thereto, as used herein, shall include male, female, singular, and plural, corporation, partnership, or individual, as may fit the particular parties.

     Article 35. Remedies Cumulative. The rights given herein are in addition to any rights that may be given by any statue or otherwise.

     Article 36. Landlord's Liability. Landlord shall have no liability or obligation to Tenant with respect to this Lease except insofar as Landlord may have any right, title, or interest in and to the Building in which the Premises is located, it being understood and agreed that Landlord shall have no personal liability hereunder.

                           AGREEMENT OF LEASE                      Exhibit 10.20
                           -----------------------------------------------------


     Article 37. Joint and Several Liability. If there is more than one Tenant, the obligations imposed shall be joint and several.

     Article 38. Commission. Landlord and Tenant covenant, represent, and warrant that they have had no dealing or negotiations with any broker or agent other than Commercial Jacksonville in connection with the consummation of this Lease, and they covenant and agree to pay, hold harmless and indemnify each other from and against any and all costs, expenses (including reasonable attorney's fees before trial, at trial, and on appeal) or liability for any compensation, commissions, or charges claimed by any broker or agent, other than the Broker set forth in this paragraph with respect to this Lease or the negotiation thereof. During the period of the initial term, not to exceed three years, a 4% commission based on the net base rents, including expansion if applicable, will be payable every ninety days, in advance, as long as Tenant is not in default and has not vacated the premises. The first payment will be paid upon our receipt of the first month's rent. No commission will be paid on renewals.

     Article 39. Other Taxes; Sales Taxes. (a) Tenant shall be liable for and shall pay before delinquency any and all taxes, assessments, fees, or public charges assessed against, imposed, or levied upon the trade fixtures, furnishings, equipment, and all other personal property contained in the Premises. If any such taxes or charges are levied against Landlord or Landlord's property, and if Landlord elects to pay the same, or if the assessed value of Landlord's property is increased by the inclusion of personal property contained in the Premises and Landlord elects to pay the taxes or charges based on such increase, Tenant shall pay Landlord upon demand that part of such taxes or charges for which Tenant is responsible hereunder.

             (b) Tenant shall pay as and when due all sales taxes or other impositions levied or imposed upon the rentals and other sum due hereunder.

     Article 40. Heirs and Assigns. The provisions of this Lease shall bind and inure to the benefit of Landlord, Tenant, Agent, and their respective successors, heirs, legal representatives, and where permitted, assigns. It is understood, however, that the term "Landlord," as used in this Lease, means only the owner from time to time of the Building so that, in the event of any sale or sales of said property or of any lease thereof, the Landlord named herein shall be and hereby is entirely freed and relieved of all covenants and obligations of Landlord hereunder accruing thereafter; and it shall be deemed without further agreement that the purchaser or the lessee, as the case may be, has assumed and agreed to carry out any and all covenants and obligations of Landlord hereunder during the period such party has ownership or leasehold rights of the Building. Should the land and the entire Building be severed as to ownership by sale and/or lease, then the owner of the entire Building or tenant of the entire Building who has the right to lease space in the Building to others shall be deemed the "Landlord." Tenant shall be bound to any succeeding party Landlord for all the terms, covenants, and conditions hereof, and shall execute any attornment agreement not in conflict herewith at the request of any such succeeding party Landlord.

                           AGREEMENT OF LEASE                      Exhibit 10.20
                           -----------------------------------------------------


     Article 41. No Implied Waiver. The failure of Landlord to insist at any time upon the strict performance of any covenant or agreement herein, or to exercise any option, right, power, or remedy contained in this Lease, shall not be construed as a waiver of or a relinquishment thereof for the future. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly installment of Base Rental, additional rent, or any other sum herein provided to be paid by Tenant shall be deemed to be other than on account of the earliest such payment due hereunder, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as Base Rental, additional rent, or any other sum herein provided to be paid by Tenant be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such Base Rental, additional rent, or any other sum herein provided to be paid by Tenant, or pursue any other remedy provided for in this Lease.

     Article 42. Tenant Corporation, Partnership, or Individual. If Tenant executes this Lease as a corporation, each of the persons executing this Lease on behalf of Tenant does hereby covenant, warrant, and represent that Tenant is a duly authorized and existing corporation, that Tenant has and is qualified to do business in Florida, that the corporation has full right and authority to enter into this Lease, and that each and all persons signing on behalf of the corporation were authorized to do so. Upon Landlord's request, Tenant shall provide Landlord with evidence reasonably satisfactory to Landlord confirming the foregoing covenants and warranties.

     Article 43. Estoppel Certificates. Tenant shall, at any time and from time to time, within ten (10) days after receipt of a written request from Landlord, execute, acknowledge, and deliver to Landlord or such other persons or entities and Landlord may designate, a statement in a form reasonably satisfactory to Landlord, executed by Tenant, certifying: (a) that this Lease is unmodified and in full force and effect (or, if there have been modifications, that this Lease is in full force and effect as modified and setting forth such modifications);
(b) the date or dates to which the Base Rental has been paid; (c) the Commencement Date; (d) the anticipated termination date of this Lease; (e) that no default exists under this Lease (or the existence of any known defaults); (f) the existence of any set-offs against or defenses to the enforcement of the terms and conditions of this Lease, and the particulars of any such set-offs or defenses; and (g) any other information which Landlord may reasonably request. It is intended that any such statement by Tenant may be relied upon by Landlord and by any prospective purchaser or mortgagee of the Premises or the Building or both, or any assignee, sublessee, governmental authority, or public agency.

     Article 44. Holding Over. Should Tenant or any of its successors in interest continue to hold the Premises after termination of this Lease, whether such termination occurs by lapse of time or otherwise, such holding over shall constitute and be construed as a tenancy from month-to-month only, at a monthly rental equal to twice the monthly rent (including Base Rental, adjusted rental, Operating Expenses, and utility charges) provided herein at the time of such termination hereof, Tenant shall be regarded as a tenant from month-to-month; subject, however, to all the terms, provisions, covenants, and agreements on the part of the Tenant hereunder. No payments of money by Tenant to Landlord after the termination of this Lease

                           AGREEMENT OF LEASE                      Exhibit 10.20
                           -----------------------------------------------------


shall reinstate, continue, or extend the Term and no extension of this Lease after the termination hereof shall be valid unless and until the same shall be reduced to writing and signed by both Landlord and Tenant. Tenant shall be liable to Landlord for damage which Landlord shall suffer by reason of Tenant's holding over and Tenant shall indemnify Landlord against all claims made by any other tenant or perspective tenant against Landlord resulting from delay by Landlord in deliver possession of the Premises to such other Tenant or prospective Tenant.

     Article 45. Hazardous Substances. Tenant hereby expressly represents and warrants that it will not use the Premises to generate, manufacture, refine, transport, treat, store, handle, discharge, or dispose of hazardous or toxic wastes and substances, and that Tenant has not and will not permit any of such substances to be brought onto the Premises or into the Project or onto the real property upon which the building is located. Landlord, for itself, and on behalf of its agents, employees, consultants, and contractors reserves the right to enter upon the Premises to perform such tests on the Premises as are reasonably necessary to ensure that Tenant has complied with this representation and warranty.

               The term "hazardous or toxic wastes and substances" shall be deemed to include all hazardous, toxic, radioactive substances, wastes or materials, all pollutants or contaminants, asbestos, pesticides, gasoline, diesel fuel, and other petroleum products, polychlorinated biphenyls (PCB's) and other similar substances and all raw materials containing such substances that are included under or regulated under the Comprehensive Environmental Response, Compensation and Liability Act (42 USC 6901 et seq., "CERCLA") and any other local, state, or federal law, either by definition, determination or identification in such laws or by judicial or administrative interpretation of such laws, together with any other chemical, material or substance, exposure to which is prohibited, limited or regulated by any governmental authority or that may or could pose a hazard to the health and safety of the occupants of the Premises or the building or the owners and occupants of property adjacent to the Premises or the building.

               In the event that Tenant receives any notice of violation, summons, citation, directive, letter, or other communication from any federal, state or local agency or local governmental body concerning the presence, release, or threatened release of hazardous or toxic wastes or substances, Tenant shall immediately notify Landlord of the fact and content thereof

               In the event it is determined that any action must be taken with regard to the presence of any such hazardous or toxic wastes and substances on the Premises, Tenant covenants and agrees (a) to take all such actions necessary to bring promptly the Premises into compliance with all applicable laws or governmental regulations and (b) to secure evidence acceptable to Landlord that all governmental agencies and entities having jurisdiction over the Premises, the real property of which the Premises are a part, and the hazardous or toxic wastes and substances have certified that the Premises and the real property are in compliance with all applicable laws and governmental regulations, all at Tenant's sole cost and expense. Tenant acknowledges that Landlord is relying on the warranties, representations, and covenants

                           AGREEMENT OF LEASE                      Exhibit 10.20
                           -----------------------------------------------------


contained in this paragraph in executing this lease agreement, and Tenant agrees to defend, indemnify, and hold Landlord and its successors and assigns harmless of and from any and all actions, suits, claims, remedial orders, judgements, decrees, and damages of any nature (including but not limited to, attorneys' fees and costs, consultants' fees, cleanup, removal, and restoration costs, and environmental damages provided for under all federal, state, and local environmental laws) arising from or in relations to the presence, generation, manufacture, refining, transportation, treatment, storage, handling, disposal, discharge, release, or spill of any hazardous or toxic wastes, or substances in or on the Premises during the term of this Lease unless caused by Landlord. The foregoing indemnification and hold harmless obligations shall be in addition to any and all remedies otherwise available to Landlord hereunder. The provisions of this paragraph shall be deemed to survive, and continue in full force and effect, after the termination, sale assignment, or sublease of this Lease.

               In the event of a violation of the representations, covenants, and warranties contained herein, Landlord may, at its sole discretion; (i) declare a default hereunder; (ii) require Tenant to take actions and expend whatever funds are necessary to correct such violation and to correct all adverse consequences of such violation so that full compliance with all applicable federal, state, and local laws, rules and regulations are insured; or
(iii) Landlord may take such action and expend such sums on Tenant's behalf to ensure that all such violations are all adverse consequences of such violations are corrected and that the Premises (and the real estate of which the Premises are a part) are brought into full compliance with all applicable federal, state, and local laws, rules, and regulations. In the event Landlord elects to expend moneys to correct any such violations, such moneys shall be deemed Additional Rent, payable within five (5) days of Tenant's receipt of an invoice thereof Any such action taken by Landlord shall not constitute a waiver of any claim that Landlord has or may have against Tenant or any other person to recover any loss incurred by Landlord as a result of such violation.

                           AGREEMENT OF LEASE                      Exhibit 10.20
                           -----------------------------------------------------


IN WITNESS WHEREOF, the parties have executed this Agreement under seal the day and year first above written. Signed, sealed and delivered in the presence of:



                                      G.F. Florida Operating Alpha, Inc.
                                              A Florida Corporation


/s/ Janet K. Salem
------------------------
Janis K. Salem                               By: /s/ Christopher J. Gazes
                                                 -----------------------------
                                             Christopher J. Gazes
                                             Its: President

                                             "CORPORATE SEAL"


                                      EMTEC, Inc. A Delaware Corporation


/s/
-------------------------
Notary Public, Gwinnett County, GA           By: /s/ Ronald A. Seitz
My Commission Expires March 1, 2004              ----------------------------
                                             Ronald A. Seitz
                                             Its: EUP

                                             "Corporate Seal"
                                              Emtec, Inc.


WHEN EXECUTED, PLEASE RETURN ALL ORIGINAL COPIES OF THE
LEASE TO LANDLORD FOR EXECUTION. LANDLORD WILL THEN
RETURN ONE FULLY EXECUTED COPY TO TENANT.

                           AGREEMENT OF LEASE                      Exhibit 10.20
                           -----------------------------------------------------


                                    EXHIBIT B

                               SPECIFICATIONS FOR

                                   EMTEC, 1NC.


                                IMPROVEMENTS FOR

                               7843 BAYBERRY ROAD

                              JACKSONVILLE, FLORIDA

                                      32256

                           AGREEMENT OF LEASE                      Exhibit 10.20
                           -----------------------------------------------------


     1. General. The building shall be generally of structural steel and concrete "tilt-up" construction of two-story height. Design and construction shall comply with all governing codes and ordinances. Gross floor area of the premises shall be as follows:

                       Lavatory -        1,080 sq. ft.
                       Warehouse-        2,260 sq. ft.
                                         -----
                       Total             3,340 sq. ft.

     2. Structural. Structural Steel forming shall be a A36 structural steel, fabricated and erected in compliance with AISC specifications. Steel joist shall meet AISC and SJI specifications. Roof deck shall be 1.5 inch deep rigid steel. Clear height shall be 22'.

     3 . Exterior Walls. Exterior walls shall be of reinforced concrete "tilt-up" construction, structural beams and columns as required.

     4. Roof. Roof shall be of a bondable type with rigid insulation as manufactured by Johns-Manville or equal. Roof shall be sloped for drainage including gutters and downspouts.

     5. Floor Slabs. Floor slabs shall be 5 inch thick concrete.

     6. Interior Finishes. All partitions shall be constructed using wood or metal studs with painted gypsum board and insulated.

          A finished ceiling will be provided in offices and rest room. Ceiling to be 2' X 2' acoustical ceiling board laid in exposed tee suspension system and insulated.

          All doors to be solid-core wood, stained or painted.

          Floor coverings and cove base in offices and lavatory shall be a building standard with color selected by Tenant.

     7. Mechanical.

          A. Offices and Lavatories.

             These areas will be heated and air-conditioned. The system was designed by an Engineer to provide an electrical heating unit and air cooled air conditioning system through a supply duct, return air register system to give automatic cooling throughout the summer season. Heating system shall be designed to maintain an indoor temperature of 72 degrees F. throughout the area with an external temperature of 0 degrees F. Air conditioning shall be designed to maintain an indoor temperature of 78 degrees F. with a relative humidity of 50% when the outside temperature is 95 degrees F.

                           AGREEMENT OF LEASE                      Exhibit 10.20


          B.Warehouse

               1 - Warehouse exhaust fan.

     8. Electrical.

          A. Lighting in office will be recessed 2' X 4' fixtures providing approximately 80 foot candles of lighting in the office area. Ample duplex receptacles and telephone outlets are existing.

          B. Warehouse. 208/120 volt three-phase electrical system. Warehouse area to be lighted with strip fluorescent fixtures. One 96" two-tube fixture per 550 sq. ft. of floor area.

          C.   Exterior.

               Mercury vapor floodlights or high pressure sodium fixtures will be mounted on the building.

     9. Plumbing. A complete plumbing system will be provided to accommodate the following fixtures:

                 1-Shower   1-Commode   1-Restroom Sink   1-Water Heater
                          1-Warehouse Sink       1-Kitchen Sink

     10. Loading. One dock high loading with a 10' X 12' overhead door.

     11. Paving and Landscaping. All paving shall consist of asphaltic concrete pavement with a minimum stone base coarse of 6" plus 1 -1/2" of asphalt topping. The building is fully landscaped.

     12. Party Walls. All party walls separating tenants shall be constructed of wood or metal studs with sheet rock finished and insulated.

     13. Not included. Any item not specifically listed herein, including without limitation, burglar alarms and/or ADT systems, employee time clocks, curtains, drapes, intercommunications systems, and dumpsters.

     NOTE: 1. Tenant shall be responsible for the installation of any item or improvement not included in these specifications, as may required for Tenant's use and possession of the Premises, in accordance with the plans and specifications for the construction of the Premises and the terms of the Lease to which these specifications are attached.

                                   EXHIBIT "C"


Article 6.A. The Base Rent payable in advance on the first day of each month during the term hereof is:

Rental                       Annual              Monthly
Period                     Base Rent            Base Rent
------                     ---------            ---------
3/1/02-2/28/03            $21,042.00            $1,753.50
3/1/03-2/29/04            $21,876.96            $1,823.08
3/1/04-2/28/05            $22,745.40            $1,895.45


Article 6.B. Additional Rent.

     1. Building Operating Expenses.

          The Building's square footage is 70,000 square feet, of which Tenant occupies 3,340 square feet. Therefore, Tenant's pro rata share for purposes of the foregoing Lease is 4.77 % and Tenant shall pay, as Additional Rent, it's pro rata share of the estimated Building Operating Expenses as defined in Article 6.B. 1.

                                                               Cost Per
                                                                Square
Expense                                                          Foot
-------
Utilities
    Water, Sewer, Irrigation, Fire Stand By                       .13
    Fee, & Common Area Electric
Real Estate Taxes                                                 .53
Landscaping                                                       .10
Deerwood Center Assessment For Common Area
    Maintenance & Guard Service                                   .05
Building Maintenance                                              .23
Insurance                                                         .07
Management Fee (4% of Gross Rents)                                .31
                                                                -----
Total Estimated Building Expenses Per Square Foot               $1.42

                                   EXHIBIT "D


                              RULES AND REGULATIONS

1. Tenant shall have the exclusive right to park in areas designated by Landlord in Exhibit A. Only vehicles that reasonably fit within the lined spaces may use the parking facilities, which may not be used for the continuous parking of any vehicle or trailer, regardless of size. No parking is allowed in roadways, driveways, fire lanes, service areas, walkways, building entrances, or any other area not designated for parking. Any trucks serving the Premises shall be parked directly on the east side of the Premises, and shall not interfere with other occupants' access to other premises, parking, or other common areas. Landlord shall not be responsible for any illegally parked vehicle that Landlord shall have towed.

2. Landlord will provide at Tenant's expense identification signage for the Premises, such sign-age to be coordinated throughout the Project for uniformity and attractiveness. No sign, tag, label, picture, advertisement, or notice shall be displayed, distributed, inscribed, painted, or affixed on any part of the Premises visible from outside of the Building or the Premises without the prior-written consent of Landlord.

3. No additional locks shall be placed on any door in Building without the prior written consent of Landlord. Landlord will furnish two keys to each lock on doors in the Leased Premises and Landlord, upon request of Tenant, shall provide additional duplicate keys at Tenant's expense. Landlord will not permit entrance to Tenant's Premises by use of a pass key to any person at any time without permission of Tenant, except employees, contractors, or service personnel directly supervised by Landlord.

4. Tenant will refer all contractors, contractor representatives, and installation technicians rendering any service on or to the Premises to Landlord for approval and supervision before performing any contractual service. This provision shall apply to all work in the Building, including installation of electrical devices and attachments, and installations of any nature affecting floors, walls, woodwork, trim, doors, windows, ceilings, equipment, or other physical portion of the Premises or Building. All service work performed will be subject to applicable permitting requirements. Landlord shall not be responsible for any repairs or installations done by Tenant or Tenant's agents, nor be held responsible for any code violations resulting from it.

5. Tenant shall not place, install, or operate on the Premises or in any part of the Building any machine, equipment, or stove, or conduct mechanical operations, or place or use in or about the Premises any explosive, flammable, caustic, noxious, or hazardous material without the prior-written consent of Landlord.

6. No Tenant shall do or permit to be done within or about the Premises or Building anything which would annoy, disturb, or interfere with the rights of other occupants of the Building.

7. There shall be no outside storage of goods, supplies, equipment, pallets, disabled vehicles, or any other material. All storage must be within the Premises, and, along with any other non-office use area, be kept at all times from view from outside of the Premises through doors, service doors, windows, or otherwise.

8. Exterior windows shall at all times be kept clean and whole. All plate and other glass now in Leased premises or Building which is broken through cause attributed to Tenant, its officers, agents, servants, employees, patrons, licensees, customers, visitors, or invitees shall be replaced by and the expense of Tenant under the direction of Landlord.

9. No Tenant shall at any time occupy any part of the Premises or Building as sleeping or lodging quarters or for the cooking or preparation of food without the prior written consent of the Landlord.

10. No boats, vehicles of any description (except for automobiles or small trucks through rear service doors for the purpose of and during loading or unloading), animals, fish, fowl, reptile, or insect shall be brought into the Premises or Building without prior-written consent of the Landlord.

11. The plumbing facilities shall not be used for any other purpose than that for which they are constructed, and no foreign substance of any kind shall be thrown therein, and the expense of any breakage, stoppage or damage resulting from a violation of this provision shall be borne by Tenant, who shall, or whose officers, employees, agent servants, patrons, customers, licensees, visitors or invitees shall, have caused it.

12. Each Tenant agrees to keep the areas immediately in front, behind, and beside the Premises clean and free of all trash and debris. In the event Tenant must dispose of crates, boxes, etc. which will not fit into wastepaper baskets, it will be the responsibility of Tenant to dispose of it properly.

13. Tenant shall not canvass or conduct surveys with or among occupants of the Project without the prior-written consent of Landlord, and shall cooperate to prevent the same.

14. Tenant shall not paint or otherwise change the appearance of Premises' door, doorframes, windows, window frames, or hardware.

15. Tenant shall not conduct its business and/or control its officers, agents, employees, servants, patrons, customers, licensees, and visitors in such a manner as to create any nuisance or interference with, annoy, disturb any other tenant or Landlord in its operation of the Building or commit waste or suffer or permit waste to be committed in Leased Premises.

16. Landlord shall not be responsible to any occupant for the non-observance or violation of any of these "Rules and Regulations" by any other occupant. Landlord shall have the right from time to time to modify, add to, or delete from the "Rules and Regulations" at Landlord's sole discretion. Any additional "Rules and Regulations" shall be binding upon the parties hereto as if they had been present herein at the time of execution of this Lease.

17. The movement of furniture, equipment, machines, merchandise or materials within, into or out of the leased Premises, shall be restricted to time, method, and routing of movement as determined by Landlord upon request from Tenant and Tenant shall assume all liability and risk to Property, leased Premises, and Building in such movement. Tenant shall not move furniture, machines, equipment, merchandise or materials within, into or out of the Building, Leased Premises or warehouse facilities without having first obtained a written permit from Landlord twenty-four (24) hours in advance. Safes, large files, electronic data processing equipment, any other heavy equipment or machines shall be moved into Leased Premises, or Building, only with Landlord's written consent and placed where directed by Landlord.

18. Landlord will not be responsible for lost or stolen personal property, equipment, money or any article taken from Leased Premises, regardless of how or when loss occurs.

19. Tenant, its officers, agents, servants or employees shall do no painting or decorating in Leased Premises; or mark, paint or cut into, drive nails or screw into nor in any way deface any part of Leased Premises or Building without the prior written consent of Landlord. If Tenant desires a signal, communication, alarm or other utility or service connection installed or changed, such work shall be done at expense of Tenant, with the approval and under the direction of Landlord.

20. Tenant, its officers, agents, servants and employees shall not permit the operations of any musical or sound-producing instruments or device which may be heard outside Leased Premises, or which may emanate electrical waves which will impair radio or television broadcasting or reception from or in Building.

21. Tenant, its officers, agents, servants and employees shall, before leaving Leased Premises unattended, close and lock all doors and shut off all utilities; damage resulting from failure to do so shall be paid by Tenant. Each Tenant, before the closing of the day and leaving the said Premises shall see that all doors are locked.

22. Tenant shall give Landlord prompt notice of all accidents to or defects in air conditioning equipment, plumbing, electric facilities or any part or appurtenance of Leased Premises.

23. Neither Tenant nor any officer, agent employee, servant, patron, customer, visitor, licensee or invitee or any Tenant shall go upon the roof of the Building, without the written consent of the Landlord.

24. If the Leased Premises demised to any Tenant become infested with vermin, such Tenant, at its sole cost and expense, shall cause its Premises to be exterminated from time to time to satisfaction of Landlord and shall employ such exterminators therefor as shall be approved by Landlord.

25. Tenant shall not install any antenna or aerial wires, radio or television equipment or any other type of equipment inside or outside of the Building without Landlord's prior approval in writing and upon such terms and conditions as may be specified by Landlord in each and every instance.

                 TENANT'S CERTIFICATE OR CORPORATION RESOLUTION

                                       AND

                             AUTHORIZATION OF AGENCY


         It is hereby certified that a meeting of a quorum of the directors of EMTEC, Inc. a Delaware corporation, which is the Tenant under the Lease to which this Certificate is attached, was held on 2/22, 2002 and that it was resolved to enter into said Lease and further that the officers of the corporation, and Ronald A. Seitz as agent of the corporation, have been authorized, empowered, and directed in the corporate name and with the corporate seal to execute and deliver any or all documents and to pay all rent, fees, and charges necessary to carry out the entry into and compliance with said Lease.


                                             EMTEC, Inc.

                                                 A Delaware Corporation




                                                 By: /s/ Ronald A. Seitz
                                                     ---------------------
                                                     Ronald A. Seitz
                                                     Secretary

                                  [FLOOR PLAN]

                           5 Unassigned Parking Rear

EXHIBIT A